Exhibit 21

NOVAMED, INC. SUBSIDIARIES

1.             NovaMed Management of Kansas City, Inc., a Missouri corporation

2.             Blue Ridge NovaMed, Inc., a Missouri corporation

3.             NovaMed Eye Surgery Center (Plaza) L.L.C., a Delaware limited liability company

4.             NovaMed Eye Surgery Center of Overland Park, L.L.C., a Delaware limited liability company

5.             NovaMed Management Services, LLC, a Delaware limited liability company

6.             NovaMed Eye Surgery Center of Maryville, L.L.C., a Delaware limited liability company

7.             NovaMed Eye Surgery Center of North County, LLC, a Delaware limited liability company

8.             NovaMed Eye Surgery Center of New Albany, L.L.C., a Delaware limited liability company

9.             NovaMed of Louisville, Inc., a Kentucky corporation

10.           Midwest Uncuts, Inc., an Iowa corporation

11.           NovaMed Eyecare Research, Inc., a Delaware corporation

12.           NovaMed Eye Surgery and Laser Center of St. Joseph, Inc., a Missouri corporation

13.           NMGK, Inc., an Illinois corporation

14.           NMLO, Inc., a Kansas corporation

15.           NovaMed Eye Surgery Center of Cincinnati, LLC, a Delaware limited liability company

16.           Patient Education Concepts, Inc., a Delaware corporation

17.           NMI, Inc., a Georgia corporation

18.           NovaMed Acquisition Company, Inc., a Delaware corporation

19.           NovaMed Surgery Center of Richmond, LLC, a Delaware limited liability company

20.           NovaMed Surgery Center of River Forest, LLC, a Delaware limited liability company

21.           NovaMed Surgery Center of Colorado Springs, LLC, a Delaware limited liability company

22.           NovaMed of Texas, Inc., a Delaware corporation

23.           NovaMed Surgery Center of Tyler, L.P., a Delaware limited partnership

24.           NovaMed Alliance, Inc., a Delaware corporation

25.           NovaMed Surgery Center of Merrillville, LLC, a Delaware limited liability company

26.           NovaMed Surgery Center of Chicago—Northshore, LLC, a Delaware limited liability company

27.           Blue Ridge Surgical Center, LLC, a Delaware limited liability company

28.           NovaMed Surgery Center of Chattanooga, LLC, a Delaware limited liability company

29.           NovaMed Surgery Center of Nashua, LLC, a Delaware limited liability company

30.           NovaMed Surgery Center of Bedford, LLC, a Delaware limited liability company

31.           NovaMed Surgery Center of Orlando, LLC, a Delaware limited liability company

32.           NovaMed Surgery Center of Oak Lawn, LLC, a Delaware limited liability company

33.           NovaMed Surgery Center of Palm Beach, LLC, a Delaware limited liability company

34.           NovaMed Surgery Center of Madison, Limited Partnership, a Wisconsin limited partnership

35.           NovaMed of Wisconsin, Inc., a Delaware corporation

36.           NovaMed Pain Management Center of New Albany, LLC, a Delaware limited liability company

37.           The Cataract Specialty Surgical Center, L.L.C., a Michigan limited liability company

38.           NovaMed Surgery Center of Denver, LLC, a Delaware limited liability company

39.           NovaMed Surgery Center of Whittier, LLC, a Delaware limited liability company

40.           Surgery Center of Fremont, LLC, a Delaware limited liability company

41.           NovaMed of Dallas, Inc., a Delaware corporation

42.           NovaMed Surgery Center of Dallas, LP, a Delaware limited partnership

43.           NovaMed of San Antonio, Inc., a Delaware corporation

44.           NovaMed Surgery Center of San Antonio, LP, a Delaware limited partnership

45.           NovaMed Surgery Center of Jonesboro, LLC, a Delaware limited liability company

46.           NovaMed Surgery Center of Laredo, LP, a Delaware limited partnership

47.           NovaMed of Laredo, Inc., a Delaware corporation

48.           NovaMed Surgery Center of Sandusky, LLC, a Delaware limited liability company

49.           Laser and Outpatient Surgery Center, LLC, a Delaware limited liability company

50.           NovaMed Surgery Center of Cleveland, LLC, a Delaware limited liability company

51.           NovaMed Surgery Center of Warrensburg, LLC, a Delaware limited liability company

52.           NovaMed Surgery Center of Sebring, LLC, a Delaware limited liability company

53.           NovaMed Surgery Center of St. Peters, LLC, a Delaware limited liability company

54.           Surgery Center of Kalamazoo, LLC, a Michigan limited liability company

55.           MDN Acquisition Company, Inc., a Delaware corporation

56.           NovaMed Surgery Center of Baton Rouge, LLC, a Delaware limited liability company

57.           NovaMed of Lebanon, Inc., a Delaware corporation

58.           NovaMed of Bethlehem, Inc., a Delaware corporation

59.           The Center for Specialized Surgery, L.P., a Pennsylvania limited partnership

60.           Surgery Center of Lebanon, L.P., a Pennsylvania limited partnership

61.           Nexus Vision Group, LLC, a Mississippi limited liability company